                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



     Date of report (Date of earliest event reported)  May 19, 1999
                                                      --------------------------

                              SABRATEK CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                     1-11831                  36-3700639
--------------------------------------------------------------------------------
(State or Other Jurisdiction         Commission             (I.R.S. Employer
      of Incorporation)              File Number)           Identification No.)

    8111 North St. Louis Avenue, Skokie, Illinois                    60076
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                     (Zip Code)

                                 (847) 720-2400
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5:  Other Events

         On May 19, 1999, Sabratek Corporation (the "Company") entered into definitive agreements with Ralin Medical, Inc. ("Ralin") to acquire its subsidiary, LifeWatch, Inc., a cardiac monitoring and diagnostic service company. The consummation of the acquisition is subject to the approval of Ralin's shareholders. The Company anticipates closing the acquisition on or before June 7, 1999.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: May 25, 1999                          By: /s/ Stephen L. Holden
     -----------------                          --------------------------------
                                                President












                                      -2-